SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 20, 2007 (August 17, 2007)

JAKKS PACIFIC, INC.
(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28104 (Commission File Number)	95-4527222 (I.R.S. Employer Identification No.)

22619 Pacific Coast Highway Malibu, California (Address of principal executive offices)	90265 (Zip Code)

Registrant's telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
AUGUST 20, 2007

ITEMS IN FORM 8-K

		Page
Facing Page		1
Item 8.01	Other Events	3
Signatures		4

Item 8.01  Other Events

On August 17, 2007, Jack Friedman, our Chairman and Chief Executive Officer, entered into a trading plan intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. Mr. Friedman’s trading plan provides for the sale of up to 160,000 shares of our common stock, which sales will not commence until shortly after the filing of our Annual Report on Form 10-K for the fiscal year ending December 31, 2007. The sales under Mr. Friedman’s plan are intended to be completed within ten (10) business days after the initial sale thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: August 20, 2007	By:	/s/ Joel Bennett
Joel Bennett
Executive Vice President and Chief Financial Officer